                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 18, 1994
                                                        ----------------



                                  SALOMON INC
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     Delaware                        1-4346                  22-1660266
- --------------------------------------------------------------------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



Seven World Trade Center, New York, New York                        10048
- --------------------------------------------                        -----
  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (212) 783-7000
                                                   --------------

Item 7.  Financial Statement, Pro Forma Financial
          Information and Exhibits.

          1. Indenture dated as of January 18, 1994, between Salomon Inc and Chemical Bank, as Trustee.

          2. Form T-1 Statement of Eligibility of Chemical Bank, under the Trust Indenture Act of 1939.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  SALOMON INC
                                           -------------------------
                                                 (Registrant)


                                             /s/ William J. Jennings
Date:  January 27, 1994              By: ____________________________
                                         Name: William J. Jennings
                                         Title: Senior Vice President

                                 EXHIBIT INDEX



Exhibit                                       Page Number



 4. Indenture dated as of January 18, 1994, between Salomon Inc and Chemical Bank, as Trustee.

25.  Form T-1 Statement of Eligibility of Chemical Bank.